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EXHIBIT 4        Text of stock certificate for common stock



NUMBER                                                                 SHARES

                                                           CUSIP NO. 92904p 10 8

[sample]                   VORSATECH VENTURES INC.                      [sample]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE: $.0001
COMMON STOCK

                                AUTHORIZED STOCK:            250,000,000
                                Par value:                   $.001


                               THIS CERTIFIES THAT

                                    [SAMPLE]

                          IS THE RECORD HOLDER OF _______________________

Shares Of Vorsatech Ventures Inc. Common Stock transferable on the books of the Corporation in person or duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

-----------------------------
President

                                                 Countersigned:
                                                 SIGNATURE STOCK TRANSFER, INC.
                                                 (Addison, Texas) Transfer Agent

                                                 By
                                                   -----------------------------
                                                   Authorized Signature

                           (CORPORATE SEAL, DELAWARE)


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COMM -as tenants in common                  UNIF GIFT MIN ACT - ____________
TEN ENT  -as tenants by the entireties                                 (Cust.)
JT TEN (J/T)-as joint tenants with a right      Custodian_________
             of survivorship and not as                   (Minor)
                  tenants in common             under Uniform Gifts to Minors
                                                Act_____________________________
                                                           (State)

Additional abbreviations may also be used though not on the above list.

For Value Received, _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


 (Please print or typewrite name and address, including zip code or assignee)


                                                              Shares
--------------------------------------------------------------

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                               Attorney
---------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------------------------


                                     X
                                      ------------------------------------------


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SIGNATURE GUARANTEE
(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever